EXHIBIT 32.1
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of China Biologic Products, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of China Biologic Products, Inc. for the fiscal quarter ended September 30, 2007.

The undersigned certify that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of China Biologic Products, Inc. as of September 30, 2007.

This Certification is executed as of November 14, 2007

/s/ Stanley Wong

Stanley Wong
Chief Executive Officer
(Principal Executive Officer)

/s/ Chao Ming Zhao

Chao Ming Zhao
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to China Biologic Products, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.